                                                                    EXHIBIT 10.7

                                           AGREEMENT NUMBER  C______________

                          SOFTWARE LICENSE AGREEMENT

                                    BETWEEN

                              ECHELON CORPORATION
                              4015 MIRANDA AVENUE
                          PALO ALTO, CALIFORNIA 94304

                                      AND

                                   DEVELOPER



                            _______________________

                            _______________________

                            _______________________


          Echelon Corporation ("Echelon") enters into this Agreement to license to Developer ("Developer") certain computer programs described in Exhibit A attached hereto in accordance with the terms and conditions of this Agreement.

          This Agreement consists of this cover page, the attached Terms and Conditions, and Exhibits A (Executable Files, Development Purpose and Developer's Product), B (License Fees), C (Royalties), and D (End User License Restrictions). There are separate sequentially numbered Exhibits A, B and C for each computer program available from Echelon (e.g., Exhibit A-1, Exhibit A-2, etc.). Additional Exhibits A, B and C may be added to this Agreement by execution thereof by both parties. All references in the Terms and Conditions to Exhibit A, Exhibit B, or Exhibit C include all Exhibit A's, all Exhibit B's, or all Exhibit C's in effect, as applicable.

          Developer has read, understands and agrees to the terms of this Agreement and the undersigned is duly authorized to sign this Agreement.



ECHELON CORPORATION                            DEVELOPER


By: _________________________                  By:_____________________________

_____________________________                  ________________________________
(Print Name)                                   (Print Name)

Title: ______________________                  Title: _________________________

Date:  ______________________                  Date:  _________________________

                          SOFTWARE LICENSE AGREEMENT
                             TERMS AND CONDITIONS

1         DEFINITIONS.
          -----------

     1.1 "Object Code " means the computer program(s) set forth on Exhibit A in object code form.

     1.2  "Documentation" means the documentation accompanying the Object Code.

     1.3 "Executable Files" means the executable files set forth on Exhibit A and the Support Files.

     1.4. "Support Files" means the support files set forth on Exhibit A.

     1.5 "Utilities" means all other files supplied on the distribution disk(s) not defined as Object Code or Support Files.

     1.6 "Licensed Software" means the Object Code, Support Files, Utilities and Documentation.

     1.7  "Developer's Product" shall have the meaning set forth on Exhibit A.

     1.8  "LonTalk(TM) Protocol" means Echelon's protocol for control networks.

     1.9  "Development Purpose" shall have the meaning set forth on Exhibit A.

2         LICENSE.
          -------

     2.1  Object Code.  Echelon hereby grants Developer a nonexclusive,
          -----------
nontransferable license to use the Object Code solely for the Development Purpose, and to use the Documentation, Support Files and Utilities to support such efforts. Developer may make one (1) copy of the Licensed Software for backup purposes.

     2.2  Executable Files.  Echelon further grants Developer a nonexclusive,
          ----------------
nontransferable, worldwide license to use, reproduce and distribute Executable Files. Developer may distribute the Executable Files only incorporated into and as an integral part of Developer's Product. The foregoing license shall be effective upon execution by Developer and Echelon of Exhibit C, and Exhibit C may be executed at any time prior to distribution by Developer of Executable Files.

     2.3  Developer's Product.  If Developer's Product as defined on Exhibit A
          -------------------
is a computer program and not a hardware product, then Developer agrees that the Developer's Product into which the Executable Files are incorporated will include software supplied by Developer which, by an objective examination of features and functions, represents a significant enhancement and transformation of the Licensed Software and results in a product substantially different from the Licensed Software. Developer further agrees that it will not use any Licensed Software for the purpose of developing, or incorporate the Licensed Software into, development systems for developing applications which use the LonTalk Protocol.

     2.4  Breach.  Upon Echelon's request, Developer shall furnish to Echelon
          ------
evidence of compliance with the provisions of Section 2.3. Developer acknowledges and agrees that its compliance with Section 2.3 is within the sole discretion of Echelon, and that Developer's failure to comply with these restrictions will enable Echelon to terminate this Agreement with respect to the Licensed Software for which Developer is not in compliance immediately upon notice without Developer's opportunity to cure.

     2.5  Distributors.  Developer may exercise its distribution rights granted
          ------------
pursuant to Section 2.2 above through the use of third party distributors, resellers, dealers and sales representatives (collectively, "Distributors"). Each Distributor authorized by Developer shall agree in writing to be bound by the provisions of Sections 3, 6, 7 and 8 hereof. Distributors shall have no right to modify or reproduce (except as necessary to demonstrate the Developer's Product to potential customers) the Licensed Software.

     2.6  Ownership.  Developer acknowledges that the Licensed Software is the
          ---------
proprietary and confidential information of Echelon or its suppliers and that Echelon or its suppliers retain all right, title, and interest in and to the Licensed Software, including without limitation all copyrights and other proprietary rights.

     2.7  Restrictions.  Developer agrees not to reverse engineer, reverse
          ------------
assemble, decompile, or otherwise attempt to derive source code from the Licensed Software. Developer may not use, modify, reproduce, sublicense, distribute or otherwise provide to third parties the Licensed Software, in whole or in part, other than as permitted under this Agreement. Developer is permitted to allow third party contractors to use the Licensed Software at Developer's place of business for the purposes set forth in Section 2.1 above, provided that: (i) the Licensed Software is conspicuously identified as Confidential Information as provided in Section 9 of this Agreement; and (ii) with respect to the Licensed Software such contractor is subject to a confidentiality obligation at least as stringent as that set forth in Section 9 this Agreement. Developer shall have no right to reproduce, distribute or otherwise provide to third parties the Documentation, except as provided in the previous sentence.

3         END USER LICENSE RESTRICTIONS.
          -----------------------------

          The following provisions of this Section 3 apply only if Developer's Product as defined on Exhibit A is a computer program and not a hardware product:

     (i) Each copy of Developer's Product containing any Executable Files that is distributed hereunder shall be distributed pursuant to a software license agreement between Developer and the end user that incorporates the terms and conditions set forth on Exhibit D. In jurisdictions in which an enforceable copyright covering the Licensed Software exists, the agreement may be a written agreement in the package containing such Developer's Product that is fully visible to the end user and that the end user accepts by opening the package.
In all other jurisdictions, such agreement must be a written agreement signed by the end user. Developer agrees to use its best efforts to enforce the obligations of its end user software license agreements and to inform Echelon immediately of any known breach of such obligations. Echelon may modify the terms of Exhibit D upon sixty (60) days written notice to Developer. After the end of such period, such Developer's Product may be distributed only pursuant to the modified terms.

     (ii) Notwithstanding the foregoing paragraph, Developer shall not be obligated to distribute such Developer's Product pursuant to a software license agreement as described in the foregoing paragraph for copies of such Developer's Product that are distributed internally for Developer's internal business purposes. For each such copy of Developer's Product, Developer agrees to be bound by the restriction in Sections 1, 2, 4, 5, 6, 10, and 11 of Exhibit D with respect to the Executable Files included in the Developer's Product.

4         CONSIDERATION.
          -------------

     4.1  License Fees.  In consideration for the license granted pursuant to
          ------------
Section 2.1, Developer agrees to pay to Echelon the one-time nonrefundable license fee(s) set forth on Exhibit B. Upon receipt of Developer's executed Exhibit B and a purchase order for the Licensed Software, Echelon will invoice Developer for such fee. Payment of the invoiced amount will be due within thirty (30) days of the invoice date. Any invoiced amount not paid when due may bear interest at the rate of one and one-half percent (1 1/2%) per month or, if less, the maximum amount permitted by applicable law.

     4.2  Royalties.
          ---------

          (a) In consideration for the license granted pursuant to Section 2.2, Developer agrees to pay to Echelon the royalties set forth on Exhibit C for each copy of the Executable Files that is distributed by or for Developer according to the terms of Exhibit C. If Developer's Product incorporating such Executable Files, as defined on Exhibit A, is a computer program, the royalty shall be due for each copy distributed and each copy shall be distributed for use only on a single computer and not for use in a network. If Developer's Product incorporating such Executable Files, as defined on Exhibit A, is a hardware product, the royalty shall be due for each copy of such Executable Files distributed in each hardware product. As used in this Section 4, "distribute" includes, but is not limited to, distributed internally for business purposes other than solely for development.

          (b) Developer shall pay, within thirty (30) days after the end of each calendar quarter or part thereof during the term of this Agreement, the aggregate royalties for all such Developer's Products distributed by Developer during such quarter. Developer will also submit to Echelon within thirty (30) days after the end of each calendar quarter or part thereof during the term of this Agreement, a reasonably detailed report for the quarter for which such royalties are due, which describes (i) the number of such Developer's Products distributed by Developer, and (ii) the calculation of the royalties due.

          (c) Notwithstanding paragraph (a) above, no royalty will be payable for limited numbers of such Developer's Product distributed by Developer internally and to Distributors solely for marketing and sales demonstrations.
In addition, if such Developer's Product as defined on Exhibit A is a computer program and not a hardware product, no royalties will be payable for limited copies of Developer's Product distributed solely for the following purposes; (i) limited copies internally and to Distributors for product maintenance and support; (ii) as back up copies; (iii) as error corrections that are distributed generally to third party customers for no fee (or for media and handling charges only); or (iv) as error corrections that are distributed to internal users, provided, that such error corrections do not incorporate new features or functions.

     4.3  Taxes.
          -----

          (a) The fees and royalties payable hereunder do not include any sales, use, excise, value-added, or similar taxes that may be applicable. When Echelon has the legal obligation to collect such taxes, the appropriate amount shall be added to Developer's invoice and paid by Developer unless Developer provides Echelon with a valid tax exemption certificate authorized by the appropriate taxing authority. Echelon agrees to take such steps as may be practical to minimize such taxes.

          (b) All payments by Developer shall be made free and clear of, and without reduction for, any withholding taxes. Any such taxes which are otherwise imposed on payments to Echelon shall be the sole responsibility of Developer. Developer shall provide Echelon with official receipts issued by the appropriate taxing authority or such other evidence as is reasonably requested by Echelon to establish that such taxes have been paid. Developer will cooperate with Echelon and take all actions reasonably necessary in order to secure a reduction or elimination of withholding taxes pursuant to any income tax treaty between the United States and the jurisdiction of the appropriate taxing authority, as applicable.

     4.4  Audit Rights.  Developer agrees to make and to maintain, until the
          ------------
expiration of two (2) years after the last payment under this Agreement is due, complete books, records and accounts regarding products distributed by Developer and payments due to Echelon hereunder. Echelon will have the right not more than once every six (6) months to examine such books, records and accounts during Developer's normal business hours to verify Developer's reports and payments made to Echelon under this Agreement. Developer agrees promptly to pay the amount of any shortfall and, if any such examination discloses a shortfall in payment to Echelon of more than five percent (5%) for any quarter, to pay or reimburse Echelon for the reasonable auditing expenses incurred in connection with such examination.

5         SUPPORT.
          -------

          Support, updates and training will be provided pursuant to Echelon's standard programs, policies and prices. Developer agrees that any Licensed Software update or upgrade (the "Replacement Software") provided by Echelon is subject to this Agreement. In the event that Echelon provides Developer with Replacement Software, then Developer agrees to destroy all copies of the prior release of the applicable Licensed Software within thirty (30) days after receipt of Replacement Software; provided, however, that Developer may retain one copy of the prior release for backup, archival and support purposes.

6         WARRANTY AND DISCLAIMER.
          -----------------------

          Echelon warrants that the media on which the Licensed Software is delivered will be free from defects in materials and workmanship for a period of ninety (90) days after delivery. Except as expressly provided above, Echelon licenses the Licensed Software to Developer on an "AS IS" basis. ECHELON AND ITS SUPPLIERS MAKE AND DEVELOPER RECEIVES NO WARRANTIES OR CONDITIONS, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, REGARDING THE LICENSED SOFTWARE OR ITS USE OR OPERATION, ALONE OR IN COMBINATION WITH DEVELOPER'S PRODUCT.

7         LIMITATION OF LIABILITY.
          -----------------------

          IN NO EVENT SHALL ECHELON OR ITS SUPPLIERS BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE USE OR DISTRIBUTION OF LICENSED SOFTWARE BY DEVELOPER OR ANY THIRD PARTY, WHETHER UNDER THEORY OF CONTRACT, TORT (INCLUDING NEGLIGENCE), INDEMNITY, PRODUCT LIABILITY OR OTHERWISE. IN NO EVENT SHALL ECHELON'S LIABILITY EXCEED THE TOTAL AMOUNT PAID BY DEVELOPER TO ECHELON FOR THE LICENSED SOFTWARE GIVING RISE TO SUCH LIABILITY.

8         LABELLING.
          ---------

     8.1  Notices.  Developer shall not remove any copyright notices or
          -------
proprietary legends contained within the Licensed Software. Developer shall include a copyright notice in Developer's Product that contains Executable Files if such Developer's Product as defined on Exhibit A is a computer program, and on Developer's Product if such Developer's Product as defined on Exhibit A is a hardware product, reflecting the copyright ownership of Echelon and, if appropriate, of Developer. Developer agrees to indicate in Developer's documentation for such Developer's Product that such product contains copyrighted material of Echelon.

     8.2  Trademarks.  Unless Echelon otherwise agrees in writing, Developer may
          ----------
not use any Echelon trademarks, service marks, trade names, or logos in any products, advertising, brochures, or promotional materials.

9         CONFIDENTIALITY.
          ---------------

     9.1  Confidential Information.  Developer acknowledges that information
          ------------------------
which Echelon discloses to Developer in a tangible form and which is marked "Confidential" or "Proprietary" (or with a similar legend), or that is disclosed orally and confirmed in writing as confidential within a reasonable time, constitutes the proprietary and confidential information of Echelon ("Confidential Information"). Even if not so marked, the parties agree that the Licensed Software and Documentation shall be "Confidential Information" hereunder.

     9.2  Use and Disclosure.  Developer agrees not to use, disclose, distribute
          ------------------
or disseminate Confidential Information except as expressly permitted under this Agreement. Developer agrees to restrict access to such Confidential Information to only those employees who need such Confidential Information in order for Developer to exercise its rights hereunder. Developer will not use such materials at a location other than Developer's address listed above without Echelon's consent.

     9.3  Remedies.  Developer acknowledges that breach of the foregoing
          --------
confidentiality obligation would cause irreparable harm to Echelon, the extent of which would be difficult to ascertain. Accordingly, Developer agrees that Echelon may seek immediate injunctive relief in the event of a breach by Developer or any of its employees of the provisions of this Section 9. In the event of such a breach, Echelon shall have the right to terminate this Agreement immediately upon notice without opportunity to cure. In addition, Developer shall indemnify Echelon for all losses, damages, costs and expenses which Echelon may sustain or incur as a result of such a breach.

     9.4  Notification.  Developer agrees to notify Echelon promptly in the
          ------------
event of any breach of its security under conditions in which it would appear that the Confidential Information were prejudiced or exposed to loss. Developer shall, upon request of Echelon, take all other reasonable steps necessary to recover any compromised trade secrets disclosed to or placed in the possession of Developer by virtue of this Agreement. The cost of taking such steps shall be borne solely by Developer.

     9.5  Exceptions.  The foregoing restrictions will not apply to information
          ----------
that Developer can demonstrate: (i) was known to Developer at the time of disclosure to Developer by Echelon as shown by the files of Developer in existence at the time of disclosure; (ii) has become publicly known through no wrongful act of Developer; (iii) has been rightfully received from a third party authorized by Echelon to make such disclosure without restriction; (iv) has been approved for release by written authorization of Echelon; or (v) has been independently developed by Developer without any use of Confidential Information and by employees or other agents of Developer who have not been exposed to the Confidential Information, provided that Developer can demonstrate such independent development by a preponderance of the evidence, including documented evidence prepared contemporaneously with such independent development.

10        DELIVERY OF THE LICENSED SOFTWARE.
          ---------------------------------

          Echelon will deliver to Developer the number of sets of the Licensed Software set forth on Exhibit B upon receipt of Developer's executed Exhibit B and purchase order for the Licensed Software. Each set may contain copies of the Object Code, Utilities and Support Files in more than one version or more than one medium; Developer's license permits use of only one copy from each set as provided herein.

11        INDEMNIFICATION.
          ---------------

     11.1 By Echelon.  Echelon shall indemnify and hold harmless Developer from
          ----------
and against all liabilities payable to third parties and reasonable expenses of Developer (including reasonable fees of attorneys and other professionals) resulting from any infringement by the Licensed Software of any copyright or trade secret of any third party. Developer shall promptly notify Echelon of any such claim and, at Echelon's option, permit Echelon to control the defense and settlement thereof. Developer shall not enter into any settlements that affect Echelon without the prior written consent of Echelon, which shall not be unreasonably withheld. In the event of such infringement, Echelon shall use every reasonable effort to obtain a license under the intellectual property rights that are infringed; provided that if in Echelon's judgment such a license is not available on reasonable terms, Echelon may terminate the licenses granted to Developer hereunder with respect to the infringing Licensed Software upon written notice to Developer. Echelon shall have no liability for infringement based on (i) use of other than the current release of the Licensed Software,
(ii) modification of the Licensed Software, or (iii) the combination or use of the Licensed Software with software or any item or process not furnished by Echelon if such infringement would have been avoided by the use of the Licensed Software alone. IN NO EVENT SHALL ECHELON'S LIABILITY UNDER THIS SECTION 11.1 EXCEED THE TOTAL AMOUNT PAID BY DEVELOPER TO ECHELON FOR THE LICENSED SOFTWARE GIVING RISE TO SUCH LIABILITY. THIS SECTION 11.1 STATES ECHELON'S ENTIRE OBLIGATION WITH RESPECT TO INFRINGEMENT BY SUCH MATERIALS OF INTELLECTUAL PROPERTY RIGHTS.

     11.2 By Developer.  Except to the extent Echelon is responsible for a claim
          ------------
under Section 11.1 above, Developer shall indemnify, hold harmless and, at Echelon's request, defend Echelon from and against any and all claims, liabilities and expenses (including reasonable fees of attorneys and other professionals) arising out of or in connection with Developer's use or distribution of the Licensed Software.

12        TERM AND TERMINATION.
          --------------------

     12.1 Term.  This Agreement shall continue in full force and effect unless
          ----
and until terminated as provided in Section 12.2 below or in Section 2.4, 9.3,
11.1 or 13.2.

     12.2 Termination.
          -----------

          (a) If either party defaults in the performance of any provision of this Agreement, then the non-defaulting party may give written notice to the defaulting party that if the default is not cured within thirty (30) days the Agreement will be terminated. If the non-defaulting party gives such notice and the default is not cured during the thirty (30) day period, then the Agreement will terminate immediately upon notice by the non-defaulting party.

          (b) This Agreement will terminate automatically without notice, (i) upon the institution by or against Developer of insolvency, receivership or bankruptcy proceedings or any other proceedings for the settlement of Developer's debts, (ii) upon Developer's making an assignment for the benefit of creditors, or (iii) in the event of Developer's dissolution or insolvency.

          (c) Developer may terminate this Agreement either in its entirety or with respect to particular Licensed Software for any reason or for no reason upon thirty (30) days written notice to Echelon.

     12.3 Effect of Termination.  In the event of termination of this Agreement,
          ---------------------
all rights and licenses granted herein shall terminate, except that the following provisions shall apply: (i) Developer may continue to distribute Developer's Product that contains the Executable Files for a period of ninety
(90) days after the effective date of such termination, subject to the payment of applicable royalties; and (ii) Developer may continue to use the Licensed Software only to provide support for third party end users existing as of the end of the ninety (90) day period only for so long as Developer is contractually obligated to provide such support and for internal end users for a one hundred eighty (180) day period after the effective date of termination; provided, however, that the foregoing provisions shall not apply if this Agreement is terminated by Echelon pursuant to Section 9.3 or for the material default of Developer, or is terminated by Developer pursuant to Section 12.2 (c) above, and the foregoing provisions shall not apply with respect to Licensed Software for which Developer's rights are terminated pursuant to Section 2.4 or 11.1. Promptly following termination of Developer's rights under this Section 12.3, Developer shall return to Echelon all copies of the Licensed Software then in its possession or control and erase any such copies from computer memory.

     12.4 Survival.  The parties' rights and obligations under Sections 2.6,
          --------
2.7, 4, 6, 7, 8, 9, 11 and 13 shall survive any termination of this Agreement. All end user licenses granted by Developer to third parties prior to termination or the end of the ninety (90) day period provided for in Section 12.3 above, as applicable, shall also survive. In addition, Developer's license shall survive with respect to copies of Developer's Product containing Executable Files that were distributed internally prior to termination or the end of the ninety (90) day period provided for in Section 12.3 above, as applicable, for so long as Developer is not in breach of the applicable provisions of Exhibit D as set forth in Section 3.

     12.5 No Waiver.  The failure of either party to enforce any provision of
          ---------
this Agreement shall not be deemed a waiver of such provision. The rights of Echelon under this Section 12 are in addition to any other rights and remedies provided by law or under this Agreement.

13        MISCELLANEOUS.
          -------------

     13.1 Assignment.  This Agreement may not be assigned by Developer without
          ----------
the prior written consent of a duly authorized representative of Echelon, and any purported assignment without such consent shall be void ab initio.
                                                            -- ------

     13.2 Change of Control.  In the event that any third party directly or
          -----------------
indirectly takes over or assumes the control of Developer or of substantially all of Developer's assets then Echelon shall have the right to terminate this Agreement effective upon notice to Developer.

     13.3 Governing Law.  This Agreement will be governed by and construed in
          -------------
accordance with the laws of the State of California, U.S.A., except that body of California law concerning conflicts of law.

     13.4 Arbitration.  Either party may institute a suit for injunctive relief
          -----------
to prevent a breach of this Agreement (plus an award of costs and attorneys'
fees), and Echelon may institute an action for royalties under this Agreement (plus costs and attorneys' fees), in any court of competent jurisdiction; as to any such suit, both parties accept, and hereby submit, to the nonexclusive in
                                                                       --
personam jurisdiction of any state or federal court in San Francisco or Santa
--------
Clara County, California. Any other dispute arising out of or in connection with or relating to this Agreement shall be determined by binding arbitration conducted in accordance with this Agreement, and, at its sole election, Echelon may elect such arbitration instead of a court action for adjudication of a royalty dispute.

          (a)  Initiation of Arbitration.  Either party may commence an
               -------------------------
arbitration proceeding hereunder by delivering a written demand to the other party describing the dispute in sufficient detail to apprise the other party of the facts and legal theory upon which the demanding party bases its claim and stating the relief requested.

          (b)  Selection of Arbitrator.  If the parties are unable to agree on
               -----------------------
an arbitrator within twenty (20) days after receipt of the demand for arbitration, the parties shall, within ten (10) days after expiration of the twenty-day period, exchange lists setting forth five names of proposed arbitrators; each party shall be entitled to strike up to three names from the other party's list; and the unstricken names shall be submitted to the President of the American Arbitration Association and the arbitrator shall be selected by him or his designee from among the names submitted. In the event of any failure in the process, the arbitrator shall in any event be selected by the President of the American Arbitration Association or his designee.

          (c)  Limitation on Powers of Arbitrator.  The arbitrator shall apply
               ----------------------------------
California law (without reference to rules of conflicts of law) to the merits of the dispute but the arbitrator shall not in any circumstances have the power or authority to add to or detract from this Agreement, to find any provision of this Agreement unconscionable or otherwise unenforceable or to award any party punitive damages or any other remedy or damages prohibited by this Agreement.

          (d)  Arbitration Hearing.  The arbitration hearing shall be conducted
               -------------------
at a place (and at times) designated by the arbitrator in San Francisco or in Santa Clara County, California and shall begin not later than ninety (90) days after receipt of the demand for arbitration and, regardless of the number of issues presented, shall last no longer than fifteen (15) business days, with each side limited to half of the available hearing time for presentation of its evidence, examination and cross-examination of witnesses and argument. Except to the extent inconsistent with this Agreement, the hearing shall be conducted in accordance with the provisions of California Code of Civil Procedure
(S)(S)1282, et seq., and such other rules of procedure as the parties may agree upon.

          (e)  Decision; Costs.  The arbitrator shall render a decision within
               ---------------
thirty (30) days after conclusion of the arbitration hearing. The joint costs of arbitration (such as court reporting costs and the arbitrator's fees) shall be borne equally by the parties except that the arbitrator, in his or her discretion, may award such costs and/or reasonable attorney's fees and other costs to be paid by the losing party to the prevailing party.

     13.5 Notices.  All notices and other communications required or permitted
          -------
hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand, by messenger or by telecommunication, addressed to the addresses first set forth above or at such other address furnished with a notice in the manner set forth herein. In the case of Echelon such notices shall be sent to the Chief Financial Officer and in the case of Developer any such notices shall be sent to _______________________, or such other names provided by one party to the other. Such notices shall be deemed to have been served when delivered or, if delivery is not accomplished by reason of some fault of the addressee, when tendered.

     13.6 Disclaimer of Agency.  This Agreement shall not be construed as
          --------------------
creating an agency, partnership or any other form of legal association between the parties.

     13.7 Partial Invalidity.  If any paragraph, provision, or clause thereof in
          ------------------
this Agreement shall be found or be held to be invalid or unenforceable in any jurisdiction in which this Agreement is being performed, the remainder of this Agreement shall be valid and enforceable and the parties shall negotiate, in good faith, a substitute, valid and enforceable provision which most nearly effects the parties' intent in entering into this Agreement. The parties agree that all consideration for the promises made and obligations undertaken in this Agreement is stated herein and that neither party executes this Agreement in reliance on representations not included in this document.

     13.8 Complete Understanding.  This Agreement, including all Exhibits,
          ----------------------
constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter.
No terms of any purchase order issued by Developer shall be deemed to add to, delete or modify the terms and conditions of this Agreement. No amendment to or modification of this Agreement will be binding unless in writing and signed by a duly authorized representative of both parties.

     13.9 Export Controls.
          ---------------

             (a) Developer understands and acknowledges that Echelon is subject to regulation by agencies of the U.S. Government, including the U.S. Department of Commerce, which prohibit export or diversion of certain products and technology to certain countries. Any and all obligations of Echelon to provide products as well as any technical assistance shall be subject in all respects to such United States laws and regulations as shall from time to time govern the license and delivery of technology and products abroad by persons subject to the jurisdiction of the United States, including the Export Administration Act of 1979, as amended any successor legislation, and the Export Administration Regulations issued by the Department of Commerce, International Trade Administration, Bureau of Export Administration. Developer agrees to cooperate with Echelon, including, without limitation, providing required documentation, in order to obtain export licenses or exemptions therefrom. Developer warrants that it will comply with the Export Administration Regulations or other United States laws and regulations in effect from time to time.

             (b) Without in any way limiting the provisions of this Agreement, Developer agrees that unless prior written authorization is obtained from the Bureau of Export Administration or the Export Administration Regulations explicitly permitting the reexport, it will not export, reexport, or transship, directly or indirectly, to country groups S or Z (as defined in the Export Administration Regulations and which currently consist of Cambodia, Cuba, Libya, North Korea, and Vietnam), any of the technical data or software (if the described on the Control List with a letter "A" following its Export Control Number).

     13.10   Governmental Approval.  Developer represents and warrants that no
             ---------------------
consent, approval or authorization of or designation, declaration or filing with any governmental authority is required in connection with the valid execution and delivery of this Agreement. Alternatively, if any such actions are required, Developer agrees to use its best efforts to obtain such consent, approval or authorization and agrees to complete such designation, declaration or filing. Echelon will cooperate as reasonably requested by Developer for the completion of such required actions. Developer promptly will provide Echelon with copies of any documents in connection with such actions.

     13.11   United States Dollars.  All license fees and royalties under this
             ---------------------
Agreement are quoted and to be paid in United States Dollars.

                                                AGREEMENT NUMBER C13-___________

                                  EXHIBIT A-2
            LONBUILDER(R) MICROPROCESSOR INTERFACE DEVELOPER'S KIT
         EXECUTABLE FILES, DEVELOPMENT PURPOSE AND DEVELOPER'S PRODUCT
         -------------------------------------------------------------



A.   The Object Code is the LonBuilder Microprocessor Interface Program
Libraries.

B. "Executable Files" means custom ROM images in Motorola S-record or Intel Hex format created from the Object Code using the export facility of the LonBuilder Developer's Workbench.

C.   "Support files" means no files contained herein.

D. "Developer's Product" means a hardware product that includes a memory device attached to the memory bus of a Neuron(R) 3150(R) Chip into which the Executable Files are programmed, or that includes a Neuron Chip in which the Executable Files have been programmed into EEPROM memory, and in both cases, that is included in equipment which enables communication from an attached computer onto a network otherwise comprised of LonWorks(R) Applications (as
defined in Echelon's OEM License Agreement with Developer).    Developer's
Product also includes computer programs, solely in executable form, that execute on the attached computer and which may incorporate one or more Support Files. Notwithstanding that a portion of Developer's Product is a computer program, Developer's Product is deemed to be a hardware product.

E. "Development Purpose" means the purpose of configuring custom parameters, such as transceiver parameters, to create Executable Files, and using such Executable Files solely for developing Developer's Product.

F. Additional software that is not considered Object Code, Support Files or Utilities will be provided in the Examples directory. Developer shall have the right to use, modify, reproduce and distribute such software for any purpose. Except as specifically modified by the previous sentence, such software shall be considered to be the Licensed Software for all purposes under this Agreement except that the indemnity set forth in Section 11 shall not apply to such software, AND ECHELON DISCLAIMS ANY WARRANTY OF NONINFRINGEMENT WITH RESPECT TO SUCH SOFTWARE.

G. For the purposes of the LonBuilder Microprocessor Interface Developer's Kit, Section 5 is replaced in its entirety with the following:

5         SUPPORT.
          -------
     5.1  Definition   "Support" means:
          ----------
     (i) Responses to technical questions regarding the use of the Licensed Software when such inquiries are submitted via either telephone, electronic mail, or facsimile.
     (ii) Updates to the Licensed Software that Echelon provides generally to its customers under support agreements for no additional fee other than the support contract fee.
     (iii) Support for MIP/DPS covers the Network Interface API for non-Windows hosts only. It does not include support for network management applications. Echelon reserves the right to decline to respond to technical questions involving:
     a) Product developments that duplicate the functions of Echelon's products.
     b)   Third-party products.
     c)   Debugging of Developer's software code

                                                  AGREEMENT NUMBER C13-________

            LONBUILDER(R) MICROPROCESSOR INTERFACE DEVELOPER'S KIT EXECUTABLE FILES, DEVELOPMENT PURPOSE AND DEVELOPER'S PRODUCT
         -------------------------------------------------------------


     5.2  Support Hours   Echelon's support  hours are Monday through Friday,
          -------------
8:00 A.M. to 4 :30 P.M., Pacific time in the US, 0900 to 1700 Greenwich Mean Time in Europe, and 0900 to 1700 in Japan. Service is not available on Echelon's local regularly scheduled holidays at each of these locations. When Echelon does not respond immediately to a Support inquiry, Echelon will use reasonable efforts to respond within eight (8) business hours. Developer may designate up to three individuals who may place support calls with Echelon.

     5.3  Term and Renewal  For a period of one (1) year after the date that
          ----------------
Exhibit A-2 has been signed by both parties (the "Support Period"), Echelon will provide Support to Developer at no additional charge other than the license fee. At least sixty (60) days prior to the end of then current Support term, Echelon will provide Developer with Echelon's then current policies and prices and issue an invoice to Developer for a twelve (12) month renewal term. Developer may renew Support by paying the amount of the invoice on or before the last day of the then current term. If Developer fails to renew the Support, the Support will automatically terminate at the end of the then current term (and notwithstanding any failure of Echelon to provide notice under this Section 5.2). If Developer allows the Support to terminate without renewal and subsequently orders Support, then such Support shall again be governed by this Agreement and the then current Echelon standard policies and prices for Support.

     5.4  Updates  Developer agrees that any Licensed Software update or
          -------
upgrade (the "Replacement Software") provided by Echelon is subject to this Agreement (whether provided as part of Support or for a separate fee). In the event that Echelon provides Developer with Replacement Software, then Developer agrees to destroy all copies of the prior release of the applicable Licensed Software within thirty (30) days after receipt of Replacement Software; provided, however, that Developer may retain one copy of the prior release for backup, archival and support purposes.




ECHELON CORPORATION                      DEVELOPER:_________________________
                                                   (Company Name)

Signature:____________________           Signature:_________________________

______________________________           ___________________________________
(Print Name)                             (Print Name)

Title:________________________           Title:_____________________________

Date:_________________________           Date:_____________________________

                                       AGREEMENT NUMBER  C13-__________________

                                  EXHIBIT B-2

            LONBUILDER(R) MICROPROCESSOR INTERFACE DEVELOPER'S KIT

                               MIP LICENSE FEES
                               ----------------


          Licensed
          Software
          Echelon                                                                                License
          Model No.                    Description                            Quantity           Fee
          --------------------       --------------------------------       ------------       ------------
          23201                        LonBuilder(R) Microprocessor
                                       Interface Developer's Kit


A. As of the date of this Agreement, Developer designates the following individual to fulfill Developer's royalty reporting requirements under this
Agreement:
Name:___________________            Title:________________________

Address:________________            Phone #:______________________

________________________            Fax #:________________________

________________________

Developer agrees to notify Echelon of any change in the above information.






ECHELON CORPORATION                      DEVELOPER:________________________
                                                   (Company Name)

Signature:____________________           Signature:________________________

______________________________           __________________________________
(Print Name)                             (Print Name)

Title:________________________           Title:____________________________

Date:_________________________           Date:_____________________________

                                                AGREEMENT NUMBER  C13-_________

                                  EXHIBIT C-2
            LONBUILDER(R) MICROPROCESSOR INTERFACE DEVELOPER'S KIT
                                 MIP ROYALTIES
                                 -------------

     A.    Royalties.
           ----------

            Royalty               Annual Unit Volume
            Level                  Commitment Level              Royalty
            -------            --------------------------        -------
            Level 1                 Less than 2,500                $5.00
            Level 2             2,500 to 4,999 inclusive           $4.00
            Level 3             5,000 to 9,999 inclusive           $3.00
            Level 4            10,000 to 24,999 inclusive          $2.50
            Level 5            25,000 to 49,999 inclusive          $2.00
            Level 6                 50,000 and more                $1.50

     B. For the first year of this Agreement, Developer's royalty will be based on Developer's expected volume for such year. For each subsequent year of this Agreement, Developer's royalty will be based on the volume actually achieved in the previous year.

     C. Developer's expected volume for the first year of this Agreement as mutually agreed with Echelon is ______________. If no volume level is set forth in the previous sentence, then Developer shall be deemed to have specified level 1.

     D. Royalties for the first 100 copies are included with the license fee set forth on Exhibit B-2.







ECHELON CORPORATION                      DEVELOPER:_______________________
                                                   (Company Name)

Signature:______________________         Signature:_______________________

________________________________         _________________________________
(Print Name)                             (Print Name)

Title:__________________________         Title:___________________________

Date:___________________________         Date:____________________________

                                            AGREEMENT NUMBER  C13-_____________

                                   EXHIBIT D
                         END USER LICENSE RESTRICTIONS
                         -----------------------------

     All end user licenses of Developer's Product shall include provisions that:

     (1) only a non-exclusive, non-transferable license to use the copy of the software on either (a) a single computer, or (b) a network server for access by one user, by way of a terminal or computer attached to the network server, is granted. Should the user choose to install the software on additional computers, or increase user access via a network server, the user must first acquire a license for each additional such computer or user who will use the software, as applicable, with the understanding that at any one time (and regardless of the number of media sets included with the software), the number of computers on which the software is installed or users who are permitted to use the software, as applicable, may not exceed the number of single-user licenses that the user has;

     (2)  Intentionally left blank.

     (3) Developer or its suppliers retains all title and copyrights to the software, and all copies thereof, and the license is not a sale;

     (4) the end user may not copy the software, except for one (1) copy of the software solely for backup purposes and provided that the end user reproduces proprietary notices on the copy;

     (5) the end user may not modify, translate, reverse assemble, decompile, or disassemble the software;

     (6) The software and accompanying documentation are deemed to be "commercial computer software" and "commercial computer software documentation", respectively, pursuant to DFAR Section 227.7202 and FAR Section 12.212(b), as applicable. Any use, modification, reproduction, release, performing, displaying or disclosing of the software and accompanying documentation by the U.S. Government shall be governed solely by the terms of this agreement and shall be prohibited except to the extent expressly permitted by the terms of this agreement;

     (7) Echelon is a direct and intended beneficiary of the license agreement and may enforce it directly against the end user;

     (8) Echelon shall not be liable to the end user for any loss of data, lost profits, cost of cover or other special, incidental, punitive, consequential, or indirect damages arising out of the use of the software;

     (9) Echelon makes no warranties, express, implied or statutory, regarding the software, including without limitation the implied warranties of merchantability and fitness for a particular purpose;

     (10) the end user's rights with respect to the software may be terminated, either immediately or after a notice period not exceeding thirty (30) days, upon unauthorized copying of the software or failure to comply with the restrictions contained in the license agreement; and

     (11) upon termination of the license, the end user shall return all copies of the software to the party from which the software was acquired.

     Echelon may be referred to as Developer's supplier.

                                             AGREEMENT NUMBER  C13-____________

                                 EXHIBIT A-14
                     LNS DEVELOPER'S KIT FOR WINDOWS/(R)/
         EXECUTABLE FILES, DEVELOPMENT PURPOSE AND DEVELOPER'S PRODUCT
         -------------------------------------------------------------


A. "Object Code" means those files set forth in the file OBJECT.TXT in the product LICENSE directories.

B. "Executable Files" means those files set forth in the EXECUTE.TXT file in the product LICENSE directories.

C. "Support Files" means those files listed in the file SUPPORT.TXT in the product LICENSE directories.

D. "Developer's Product" means Developer's computer program(s), solely in executable form, that make calls to the LNS Developer's Kit for Windows Executable File. Developer's Product is a computer program.

E. "Development Purpose" means the purpose of incorporating calls to the LNS Developer's Kit for Windows Executable Files.

F. Additional software that is not designated as Object Code, Executable Files, Support Files, or Source Files will be provided in the EXA or EXAMPLES directories and their subdirectories, and in the files contained within the LONWORKS\DRIVERS directory that are also listed in the SOURCE.TXT file in the product LICENSE directories. Developer shall have the right to use, modify, reproduce and distribute such software, in binary form only, solely for use with Developer's Product. Except as specifically modified by the previous sentence, such software shall be considered to be the Licensed Software for all purposes under this Agreement except that the indemnity set forth in Section 11 shall not apply to such software, AND ECHELON DISCLAIMS ANY WARRANTY OF NONINFRINGEMENT WITH RESPECT TO SUCH SOFTWARE.

G. For the purposes of the LNS Developer's Kit for Windows, add the following sentences to the end of Section 4.2(a): "Echelon may provide Developer with successor versions of Exhibit C-14. If Developer does not execute Exhibit C-14 as of the date Developer executes this Exhibit A-14, then Echelon will only accept the then current version of Exhibit C-14 at such time as Developer executes an Exhibit C-14. The terms and conditions with respect to royalties set forth in an executed copy of Exhibit C-14 shall be fixed for the period set forth in Exhibit C-14 (the "Exhibit Term"). After expiration of the Exhibit Term, if Echelon has provided Developer with successor versions of Exhibit C-14, Developer must execute the then current successor version of Exhibit C-14 within thirty (30) days after the end of the Exhibit Term. After expiration of the Exhibit Term, if Echelon has not provided Developer with successor versions of Exhibit C-14, the last version of Exhibit C-14 executed by Developer shall remain in effect until thirty (30) days after Echelon has provided a successor version of Exhibit C-14 to Developer, during which thirty (30) day period Developer must execute such successor version. If Developer does not execute any successor version of Exhibit C-14 during the applicable thirty (30) day period as required above, Developer's right to distribute Executable Files shall terminate until such time as Developer executes the then current successor version of Exhibit C-14."

H. For the purposes of the LNS Developer's Kit for Windows, Section 5 is replaced in its entirety with the following:

5         SUPPORT.
          -------

     5.1  Definition   "Support" means:
          ----------
     (i) Responses to technical questions regarding the use of the Licensed Software when such inquiries are submitted via either telephone, electronic mail, or facsimile.
     (ii) Updates to the Licensed Software that Echelon provides generally to its customers under support agreements for no additional fee other than the support contract fee.
     (iii) Support for LNS for Windows only covers the LCA Object Server ActiveX Control, the LCA Data Server API, the Network Services API, and the Field Compiler API. It does not include support for the Network Interface API or lower level API's. Echelon reserves the right to decline to respond to technical questions involving:

     a) Product developments that duplicate the functions of Echelon's products.
     b)   Third-party products.
     c)   Debugging of Developer's software code

                                              AGREEMENT NUMBER  C13-____________

                     LNS DEVELOPER'S KIT FOR WINDOWS/(R)/
         EXECUTABLE FILES, DEVELOPMENT PURPOSE AND DEVELOPER'S PRODUCT
         -------------------------------------------------------------


     5.2  Support Hours
          -------------

     Echelon's support hours are Monday through Friday, 8:00 A.M. to 4 :30 P.M., Pacific time in the US, 0900 to 1700 Greenwich Mean Time in Europe, and 0900 to 1700 in Japan. Service is not available on Echelon's local regularly scheduled holidays at each of these locations. When Echelon does not respond immediately to a Support inquiry, Echelon will use reasonable efforts to respond within eight (8) business hours. Developer may designate up to three individuals who may place support calls with Echelon.

     5.3  Term and Renewal  For a period of one (1) year after the date that
          ----------------
Exhibit A-14 has been signed by both parties (the "Support Period"), Echelon will provide Support to Developer at no additional charge other than the license fee. At least sixty (60) days prior to the end of then current Support term, Echelon will provide Developer with Echelon's then current policies and prices and issue an invoice to Developer for a twelve (12) month renewal term. Developer may renew Support by paying the amount of the invoice on or before the last day of the then current term. If Developer fails to renew the Support, the Support will automatically terminate at the end of the then current term (and notwithstanding any failure of Echelon to provide notice under this Section 5.2). If Developer allows the Support to terminate without renewal and subsequently orders Support, then such Support shall again be governed by this Agreement and the then current Echelon standard policies and prices for Support.

     5.4  Updates  Developer agrees that any Licensed Software update or
          -------
upgrade (the "Replacement Software") provided by Echelon is subject to this Agreement (whether provided as part of Support or for a separate fee). In the event that Echelon provides Developer with Replacement Software, then Developer agrees to destroy all copies of the prior release of the applicable Licensed Software within thirty (30) days after receipt of Replacement Software; provided, however, that Developer may retain one copy of the prior release for backup, archival and support purposes.



ECHELON CORPORATION                      DEVELOPER:__________________
                                                   (Company Name)

Signature:_________________              Signature:__________________

___________________________              ____________________________
(Print Name)                             (Print Name)

Title:______________________             Title:______________________
Date: ______________________             Date:_______________________

Windows is a registered trademark of Microsoft Corporation.

                                          AGREEMENT NUMBER    C13-_____________

                                 EXHIBIT B-14
                     LNS DEVELOPER'S KIT FOR WINDOWS/(R)/
                                 LICENSE FEES
                                 ------------


Licensed Software
Echelon Model No.              Description                                         Quantity           License Fee
-------------------------      --------------------------------------------      -------------       --------------
34303                            LNS Developer's Kit for Windows                       1


A. As of the date of this Agreement, Developer designates the following individual to fulfill Developer's royalty reporting requirements under this
Agreement:

Name:_____________________________           Title:____________________________

Address:__________________________           Phone #:__________________________

                                             Fax #:____________________________
__________________________________

__________________________________

Developer agrees to notify Echelon of any change in the above information.



ECHELON CORPORATION                      DEVELOPER:________________________
                                                   (Company Name)

Signature:_______________________        Signature:________________________

_________________________________        __________________________________
(Print Name)                             (Print Name)

Title:___________________________        Title:____________________________

Date:____________________________        Date:_____________________________

                                               AGREEMENT NUMBER  C13-___________

                                 EXHIBIT C-14
                     LNS DEVELOPER'S KIT FOR WINDOWS/(R)/
                                   ROYALTIES
                                   ---------


A.   Royalties.
     ---------
     As used herein, "Node" means a device that implements layers 1 through 6 of the LonTalk Protocol; "Installed Node" means a Node that has a valid LonTalk Domain, Subnet, and Node address as defined in the Neuron(R) Chip Databook; "Commissioned Node" means an Installed Node with an entry in the LNS database available for use by the Executable File. Developer's royalty payment for each copy of an LNS Developer's Kit for Windows Executable File or an LNS Host API Executable File that is distributed by or for Developer shall be $195 plus an additional charge for each increase in the total capacity of Commissioned Nodes. There shall be no additional charge for the first 64 Commissioned Nodes added by an Executable File. The additional royalties payable for such increases after the first 64 Commissioned Nodes shall be $1.50 per additional Commissioned Node. An Executable File shall be deemed to have increased the Commissioned Node capacity by 32,768 Commissioned Nodes per LNS database unless Developer explicitly restricts the capacity of the Executable File either by implementing source code that prevents the Executable File from increasing the number of Commissioned Nodes by more than the reported number of Commissioned Nodes or by implementing any other method for achieving such limitation as described in the Documentation. With respect to certain Monitoring and Control and Plug-In applications, an alternate royalty structure applies as set forth in paragraphs B and C.

B.   Monitoring and Control Royalties.
     --------------------------------
     Developer's royalty payment for each copy of an Executable File that does not include any of the following shall be $195: (a) code that increases the total capacity of Commissioned Nodes; (b) an Access Key as defined in the Documentation; (c) the LCAENG.DLL file as described in the EXECUTE.TXT file in the ObjectServer\License directory; (d) the NSSENG.EXE file as described in the EXECUTE.TXT file in the NetworkServices\License directory; and (e) the database files identified in the EXECUTE.TXT file in the ObjectServer\License directory. The list of file names may be changed by Echelon in the EXECUTE.TXT files in the License directories.

C.   Device Plug-In Royalties.
     ------------------------
     A royalty payment is not required for an Executable File that accesses a single device type and conforms to the device plug-in specifications described in the Documentation as long as the Executable File does not include any of the following: (a) code that increases the total capacity of Commissioned Nodes; (b) an Access Key as defined in the Documentation; (c) the LCAENG.DLL file as described in the EXECUTE.TXT file in the ObjectServer\License directory; (d) the NSSENG.EXE file as described in the EXECUTE.TXT file in the NetworkServices\License directory; and (e) the database files identified in the EXECUTE.TXT file in the ObjectServer\License directory. The list of file names may be changed by Echelon in the EXECUTE.TXT files in the License directories.

D. For the purposes of the LNS Developer's Kit for Windows, add the following to the end of Section 4.2(c):

     "If such Developer's Product is distributed generally to third party customers or to internal users who are existing licensees as an error correction but also incorporates new features and functions, then the royalty due for such distributions shall be 15% of the royalty due by Developer according to the applicable rate set forth in Exhibit C-14. The foregoing provisions of this subsections (c) only apply if such Developer's Product does not increase the total capacity of the Commissioned Nodes. Notwithstanding the foregoing, the standard royalty shall be due for such Developer's Product distributed internally or to third party customers that are not existing licensees of the Executable Files."

                                                AGREEMENT NUMBER  C13-__________

                     LNS DEVELOPER'S KIT FOR WINDOWS/(R)/
                                   ROYALTIES
                                   ---------


E. For the purposes of the LNS Developer's Kit for Windows, add the following new Section 4.2(d):

     "(d) As used herein, "Node" means a device that implements layers 1 through 6 of the LonTalk Protocol and "Demonstration Copy" means a version of Developer's Product that includes any Executable Files that is (i) distributed for pre-sales, marketing purposes only to Developer's potential customers, (ii) distributed for no fee (or for media and handling charges only), and (iii) can install and manage only four Nodes. Notwithstanding paragraph (a) above, no royalty will be payable for a reasonable number of Demonstration Copies distributed by or for Developer. Developer shall submit to Echelon within thirty (30) days after the end of each calendar quarter or part thereof during the term of this Agreement a reasonably detailed report for the quarter of the number of Demonstration Copies distributed by or for Developer. All other terms of this Agreement remain in effect with respect to Demonstration Copies, including but not limited to Section 3, END USER LICENSE RESTRICTIONS."

F. For the purposes of the LNS Developer's Kit for Windows, add the following new Section 4.2(e):

     "(e) If Echelon provides Replacement Software (as defined in Section 5) to Developer for no fee (or for media and handling charges only), and if Developer distributes such Replacement Software to its existing licensees of the Executable Files for no fee (or for media and handling charges only), then no royalty shall be due for such Replacement Software. If Echelon charges a fee (other than media and handling charges only) for such Replacement Software, and/or if Developer charges its customers a fee (other than media and handling charges only) for such Replacement Software, and such Replacement Software is distributed to Developer's existing licensees of the Executable Files, then the royalty due for such Replacement Software shall be 15% of the royalty due by Developer according to the applicable rate set forth in Exhibit C-14. The foregoing provisions of this subsection (e) only apply if the Replacement Software does not increase the total capacity of the Commissioned Nodes. Notwithstanding the foregoing, the standard royalty shall be due for copies of Replacement Software that are distributed to customers that are not existing licensees of the Executable Files."

G.   Exhibit Term
     ------------

The Exhibit Term for this Exhibit C-14 shall be two (2) years from the date this
Exhibit is executed.



ECHELON CORPORATION                      DEVELOPER:_______________________
                                                   (Company Name)

Signature:_____________________          Signature:_______________________

_______________________________          _________________________________
(Print Name)                             (Print Name)
Title:_________________________          Title:___________________________

Date:___________________________         Date:____________________________

                                        Agreement Number         C13-__________

                                   EXHIBIT D
                         END USER LICENSE RESTRICTIONS
                         -----------------------------
     All end user licenses of Developer's Product shall include provisions that:

     (1) only a non-exclusive, non-transferable license to use the copy of the software on either (a) a single computer, or (b) a network server for access by one user, by way of a terminal or computer attached to the network server, is granted. Should the user choose to install the software on additional computers, or increase user access via a network server, the user must first acquire a license for each additional such computer or user who will use the software, as applicable, with the understanding that at any one time (and regardless of the number of media sets included with the software), the number of computers on which the software is installed or users who are permitted to use the software, as applicable, may not exceed the number of single-user licenses that the user has;

     (2)  Intentionally left blank.

     (3) Developer or its suppliers retains all title and copyrights to the software, and all copies thereof, and the license is not a sale;

     (4) the end user may not copy the software, except for one (1) copy of the software solely for backup purposes and provided that the end user reproduces proprietary notices on the copy;

     (5) the end user may not modify, translate, reverse assemble, decompile, or disassemble the software;

     (6) The software and accompanying documentation are deemed to be "commercial computer software" and "commercial computer software documentation", respectively, pursuant to DFAR Section 227.7202 and FAR Section 12.212(b), as applicable. Any use, modification, reproduction, release, performing, displaying or disclosing of the software and accompanying documentation by the U.S. Government shall be governed solely by the terms of this agreement and shall be prohibited except to the extent expressly permitted by the terms of this agreement;

     (7) Echelon is a direct and intended beneficiary of the license agreement and may enforce it directly against the end user;

     (8) Echelon shall not be liable to the end user for any loss of data, lost profits, cost of cover or other special, incidental, punitive, consequential, or indirect damages arising out of the use of the software;

     (9) Echelon makes no warranties, express, implied or statutory, regarding the software, including without limitation the implied warranties of merchantability and fitness for a particular purpose;

     (10) the end user's rights with respect to the software may be terminated, either immediately or after a notice period not exceeding thirty
(30) days, upon unauthorized copying of the software or failure to comply with the restrictions contained in the license agreement; and

     (11) upon termination of the license, the end user shall return all copies of the software to the party from which the software was acquired.

     Echelon may be referred to as Developer's supplier.

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